SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                      Date of Report
                      (Date of earliest
                      event reported):        March 1, 2000


                        Wisconsin Power and Light Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        0-337                         39-0714890
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


              222 West Washington Avenue, Madison, Wisconsin 53703
             ------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 252-3311
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events.

          On March 1, 2000, Wisconsin Power and Light Company (the "Company") agreed to sell $100,000,000 principal amount of its 7-5/8% Debentures due March 1, 2010 (the "Debentures") in a public offering through Robert W. Baird & Co., Banc One Capital Markets, Inc., Legg Mason Wood Walker, Incorporated and
Wachovia Securities, Inc. The closing for the sale of the Debentures is scheduled for March 6, 2000. The Debentures are registered on a Registration Statement on Form S-3 (Registration No. 333-87883) as filed with the Securities and Exchange Commission. Final versions of the Underwriting Agreement, by and between the Company and the underwriters, including Robert W. Baird & Co., and the Officers' Certificate creating the Debentures are filed herewith.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.

                The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.



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


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WISCONSIN POWER AND LIGHT COMPANY



Date:  March 2, 2000                  By:  /s/ Enrique Bacalao
                                         ---------------------------------------
                                           Enrique Bacalao
                                           Assistant Treasurer



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



                         WISCONSIN POWER & LIGHT COMPANY

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated March 1, 2000

                                     Exhibit


(1) Underwriting Agreement, dated as of March 1, 2000, by and between Wisconsin Power and Light Company and the underwriters, including Robert W. Baird & Co.

(4) Officers' Certificate, dated as of March 1, 2000, executed and delivered in connection with the issuance and sale of Wisconsin Power and Light Company's 7-5/8% Debentures due March 1, 2010.



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